Exhibit 99.1


       Forrester Research Announces First-Quarter 2004 Financial Results

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--April 28, 2004--Forrester
Research, Inc. (Nasdaq: FORR) today announced its first-quarter ended March 31, 2004 financial results, in line with its previous financial guidance.

    First-Quarter Financial Performance

    -- Total revenues were $31.7 million, compared with $24.5 million for the first quarter of last year.

    -- On a GAAP-reported basis, which reflects an effective tax rate of 33.5 percent, Forrester reported a first-quarter net loss of $257,000 or $0.01 per diluted share, compared with net income of $1.8 million, or $0.08 per diluted share, for the same period last year.

    -- On a pro forma basis, which excludes amortization of $2.3 million of acquisition-related intangible assets, reorganization costs of $2.0 million, and which reflects a pro forma effective tax rate of 35 percent, net income was $2.5 million, or $0.11 per diluted share, for the first quarter of 2004. This compares with pro forma net income of $2.5 million, or $0.11 per diluted share, for the same period in 2003, which excludes amortization of $924,000 of acquisition-related intangible assets and impairments to certain non-marketable investments of $300,000, and a pro forma effective tax rate of 35 percent.

    A reconciliation of GAAP results to pro forma results may be found in the attached financial tables.
    "The first quarter showed continued stabilization in Forrester's business," said George F. Colony, chairman of the board and chief executive officer. "Our dollar retention rate improved to 83%, meeting our target range of 80% to 85% for the first time in three years. Also during the quarter, our clients began using WholeView 2(TM), our integrated research product. Our newly designed site offers Forrester's clients quick access to a unique and valuable database of research services combining the former WholeView and Giga Advisory. WholeView 2 now serves as the foundation for all of Forrester's products and services moving forward."
    Forrester is providing financial guidance as follows:

    Second-Quarter 2004 (GAAP):

    -- Total revenues of approximately $32.0 million to $34.0 million.

    --  Operating margin of approximately (1) percent to 3 percent.

    --  Other income of approximately $650,000 to $750,000.

    --  An effective tax rate of 33.5 percent.

    --  Diluted earnings per share of approximately $0.00 to $0.04.

    Second-Quarter 2004 (Pro Forma):

    Pro forma financial guidance for the second quarter of 2004 excludes amortization of acquisition-related intangible assets of approximately $1.4 million, a reorganization charge of approximately $1.5 million to $2.0 million related to the relocation of Forrester's San Francisco office, and any gains or impairment charges related to non-marketable investments.

    -- Pro forma operating margin of approximately 10 percent to 12 percent.

    -- Pro forma effective tax rate of 35 percent, which varies from our estimated GAAP effective tax rate of 33.5 percent because of our tax-free interest income decreasing as a percentage of our pro forma pre-tax income.

    -- Pro forma diluted earnings per share of approximately $0.11 to $0.13.

    Full-Year 2004 (GAAP):

    -- Total revenues of approximately $133.0 million to $138.0 million.

    --  Operating margin of approximately 3 percent to 7 percent.

    --  Other income of approximately $2.7 million to $2.9 million.

    --  An effective tax rate of 33.5 percent.

    --  Diluted earnings per share of approximately $0.22 to $0.27.

    Full-Year 2004 (Pro Forma):

    Pro forma financial guidance for full-year 2004 excludes amortization of acquisition-related intangible assets of approximately $6.5 million, any impairment gains or impairment charges related to non-marketable investments, and reorganization charges of approximately $4.0 million to $5.0 million.

    -- Pro forma operating margin of approximately 11 percent to 13 percent.

    -- Pro forma effective tax rate of 35 percent, which varies from our estimated GAAP effective tax rate of 33.5 percent because of our tax-free interest income decreasing as a percentage of our pro forma pre-tax income.

    -- Pro forma diluted earnings per share of approximately $0.52 to $0.57.

    Forrester is an independent technology research company that provides pragmatic and forward-thinking advice about technology's impact on business. Business, marketing, and IT professionals worldwide collaborate with Forrester to align their technology investments with their business goals. Forrester offers products and services in four major areas: Research, Data, Consulting, and Community. Established in 1983, Forrester is headquartered in Cambridge, Mass. For additional information, visit www.forrester.com.

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, Forrester's financial and operating targets for the second quarter of and full-year 2004, statements about the potential success of WholeView 2 and other product offerings, the ability to achieve all of the anticipated benefits from the acquisition of Giga Information Group, the amount of the charge and any cost savings related to reductions in force and associated actions, and the ability of Forrester to achieve success as the economy improves. These statements are based on Forrester's current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual future activities and results to differ include, among others, Forrester's ability to anticipate business and economic conditions, market trends, competition, the ability to attract and retain professional staff, possible variations in Forrester's quarterly operating results, risks associated with Forrester's ability to offer new products and services, the actual amount of the charge and any cost savings related to reductions in force and associated actions, and Forrester's dependence on renewals of its membership-based research services and on key personnel. Forrester undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information, please refer to Forrester's reports and filings with the Securities and Exchange Commission.

    The consolidated statements of income, consolidated balance sheets, and consolidated statements of cash flows are attached.

    (C) 2004, Forrester Research, Inc. All rights reserved. Forrester and WholeView 2 are trademarks of Forrester Research, Inc.



Forrester Research, Inc.
Consolidated Statements Of Income
----------------------------------------------------------------------
(In thousands, except per share data)

                                                   Three months ended
                                                         March 31,
                                                      2004     2003(2)
                                                  --------------------
                                                       (Unaudited)

Revenues
   Research services                                 $22,989  $18,506
   Advisory services and other                         8,740    5,976
                                                  ----------- --------

Total revenues                                        31,729   24,482

Operating expenses
   Cost of services and fulfillment                   13,139    9,525
   Selling and marketing                              11,060    7,752
   General and administrative                          3,411    3,308
   Depreciation                                        1,031    1,693
   Amortization of intangible assets                   2,344      924
   Reorganization costs                                1,957        -
                                                  ----------- --------

Total operating expenses                              32,942   23,202

   (Loss) income from operations                      (1,213)   1,280

   Other income, net                                     826    1,595
   Impairments of non-marketable investments               -     (300)
                                                  ----------- --------

   (Loss) income before income taxes                    (387)   2,575

   Income tax (benefit) provision                       (130)     798
                                                  ----------- --------

   Net (loss) income                                   $(257)  $1,777
                                                  =========== ========


   Diluted (loss) income per share                    $(0.01)   $0.08
                                                  =========== ========
   Diluted weighted average shares outstanding        22,255   22,920
                                                  =========== ========


   Basic (loss) income per share                      $(0.01)   $0.08
                                                  =========== ========
   Basic weighted average shares outstanding          22,255   22,739
                                                  =========== ========


Pro forma data (1):
   (Loss) income from operations                     $(1,213)  $1,280
   Amortization of intangible assets                   2,344      924
   Reorganization costs                                1,957        -
                                                  ----------- --------
   Pro forma income from operations                    3,088    2,204

   Other income, net                                     826    1,595
                                                  ----------- --------
   Pro forma income before income taxes                3,914    3,799

   Pro forma income tax provision                      1,370    1,330
                                                  ----------- --------

   Pro forma net income                               $2,544   $2,469
                                                  =========== ========

   Pro forma diluted earnings per share                $0.11    $0.11
                                                  =========== ========
   Diluted weighted average shares outstanding        22,771   22,920
                                                  =========== ========

(1) Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester's ongoing business. Our pro forma presentation excludes amortization of intangibles and other integration costs related to acquisitions, reorganization costs, and impairments of non- marketable investments, as well as their related tax effects. This does not purport to be prepared in accordance with Generally Accepted Accounting Principles.

(2) Results for the three months ended March 31, 2003 reflect a $315,000 reclassification related to the fair value assessment of deferred revenue with regard to our purchase of Giga Information Group, Inc., which reduces research services revenues and reduces selling and marketing expenses in order to be consistent with the presentation for the year ended December 31, 2003.


Forrester Research, Inc.
Consolidated Balance Sheets
----------------------------------------------------------------------
(In thousands)

                                                  March 31,  Dec.  31,
                                                     2004      2003
                                                 ----------- ---------
                                                 (Unaudited)
Assets:
  Cash and cash equivalents                         $38,431   $22,385
  Marketable securities                              89,331   104,348
  Accounts receivable, net                           25,342    40,013
  Deferred commissions                                5,799     5,999
  Prepaid expenses and other current assets           8,277     7,079
                                                 ----------- ---------
Total current assets                                167,180   179,824
  Property and equipment, net                         7,769     8,266
  Goodwill, net                                      56,858    57,006
  Intangible assets, net                             11,112    13,456
  Deferred income taxes                              40,097    40,159
  Non-marketable investments and other assets        13,050    12,264
                                                 ----------- ---------
Total assets                                       $296,066  $310,975
                                                 =========== =========

Liabilities and stockholders' equity:
  Accounts payable                                   $2,013    $2,566
  Accrued expenses                                   25,535    31,457
  Deferred revenue                                   67,233    68,630
                                                 ----------- ---------
Total liabilities                                    94,781   102,653
  Preferred stock                                         -         -
  Common stock                                          244       243
  Additional paid-in capital                        174,000   172,523
  Retained earnings                                  66,688    66,945
  Treasury stock, at cost                           (38,487)  (30,300)
  Accumulated other comprehensive loss               (1,160)   (1,089)
                                                 ----------- ---------
Total stockholders' equity                          201,285   208,322
                                                 ----------- ---------
Total liabilities and stockholders' equity         $296,066  $310,975
                                                 =========== =========


Forrester Research, Inc.
Consolidated Statements Of Cash Flows
----------------------------------------------------------------------
(In thousands)
                                                   Three months ended
                                                         March 31,
                                                      2004     2003
                                                  --------------------
                                                        (Unaudited)
Cash flows from operations:
   Net (loss) income                                   $(257)  $1,777
   Adjustments to reconcile net (loss) income
   to net cash provided by operating activities -
    Depreciation                                       1,031    1,693
    Amortization of intangible assets                  2,344      924
    Write-down of non-marketable investment                -      300
    Tax benefit from stock options                        90       81
    Deferred income taxes                                 (1)     728
    Realized gain on sale of marketable securities         -     (509)
    Amortization of premiums on marketable
     securities                                          173      207
    Changes in assets and liabilities, net of
     acquisition -
        Accounts receivable                           15,586    5,803
        Deferred commissions                             200      192
        Prepaid expenses and other current assets       (872)    (169)
        Accounts payable                                (658)    (807)
        Accrued expenses                              (5,862)  (5,657)
        Deferred revenue                              (2,295)    (925)
                                                  ----------- --------
Net cash provided by operating activities              9,479    3,638

Cash flows from investing activities:
   Acquisition of Giga Information Group, Inc.,
    net of cash acquired                                   -  (51,549)
   Purchases of property and equipment                  (530)     (69)
   Purchases of non-marketable investments              (963)  (1,250)
   Decrease in other assets                              269      123
   Purchase of marketable securities                 (34,060) (77,884)
   Proceeds from sales and maturities of
    marketable securities                             49,150  144,196
                                                  ----------- --------
Net cash provided by investing activities             13,866   13,567

Cash flows from financing activities:
   Proceeds from exercises of employee stock
    options                                              512      523
   Acquisition of treasury shares                     (6,187)  (3,245)
   Structured stock repurchases                       (1,500)  (2,000)
                                                  ----------- --------
Net cash used in financing activities                 (7,175)  (4,722)

Effect of exchange rate changes on cash and cash
 equivalents                                            (124)     (46)
                                                  ----------- --------

Net increase in cash and cash equivalents             16,046   12,437

Cash and cash equivalents, beginning of period        22,385   11,479
                                                  ----------- --------

Cash and cash equivalents, end of period             $38,431  $23,916
                                                  =========== ========




    CONTACT: Forrester Research, Inc.
             Kimberly Maxwell, 617-613-6234
             Director, Investor Relations
             kmaxwell@forrester.com
             or
             Forrester Research, Inc.
             Karyl Levinson, 617-613-6262
             Director, Corporate Communications
             press@forrester.com